ACQUISITION OF NON-CONTROLLING INTEREST	12 Months Ended
Mar. 31, 2023
Noncontrolling Interest [Abstract]
ACQUISITION OF NON-CONTROLLING INTEREST

NOTE 11 – ACQUISITION OF NON-CONTROLLING INTEREST

On May 19, 2021, the Company entered into a Securities Purchase Agreement (“SPA”) with F&T, for the shares owned by F&T of NAS. Upon the closing of the SPA, the Company purchased the 980,000 shares of NAS’ common stock owned by F&T for a total acquisition price of $3,000,000, consisting of $1,000,000 paid in cash and 3,960,396 shares of the Company’s common stock issued at a market value of $0.505 per share for a total fair value of $2,000,000. The Company paid the cash purchase price on May 20, 2021 and the purchase of the NAS shares closed on May 25, 2021. Prior to entering into the SPA, the Company owned fifty-one percent (51%) and F&T owned forty-nine percent (49%) of the issued and outstanding shares of common stock of NAS, and therefore, NAS was included in the consolidated financial statements of the Company, with F&T’s ownership accounted for as a non-controlling interest. After the SPA, the non-controlling interest was no longer in existence and NAS became a 100% owned subsidiary of the Company. In accordance with ASC 810-10-45, when the parent’s ownership interest changes while the parent retains its controlling interest in a subsidiary, it is accounted for as an equity transaction and there is no gain or loss recognized in the consolidated net loss. The difference between the fair value of the consideration paid and the amount of the non-controlling interest as of the acquisition of NAS shares held by F&T is recognized in equity attributable to the Company. The carrying amount of the non-controlling interest prior to the acquisition was a deficit of $87,830, and as a result, a deduction of $3,087,830 was recognized in additional paid in capital in the Consolidated Statement of Changes in Equity, in the year ended March 31, 2022.